UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2018

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street
Suite 700
Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 732-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

On October 1, 2018, CapStar Financial Holdings, Inc., a Tennessee corporation (“CapStar”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition of Athens Bancshares Corporation, a Tennessee corporation (“Athens”). This Form 8-K/A amends the Initial 8-K to include the historical audited and unaudited financial statements of Athens and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Athens and its subsidiaries as of and for the year ended December 31, 2017 and December 31, 2016, and the notes related thereto, included in Amendment No. 1 to CapStar’s Registration Statement on Form S-4 (No. 333-226112) filed with the SEC on July 24, 2018 and declared effective on July 26, 2018 (the “Registration Statement”) are incorporated herein by reference as Exhibit 99.1 to this Form 8-K/A.

The unaudited consolidated financial statements of Athens as of June 30, 2018 and for the three and six months ended June 30, 2018 and June 30, 2017, and the notes related thereto, are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information of CapStar and Athens for the year ended December 31, 2017, and the notes related thereto, included in the Registration Statement are incorporated herein by reference as Exhibit 99.3 to this Form 8-K/A.

The unaudited pro forma combined consolidated financial information of CapStar and Athens as of and for the six months ended June 30, 2018, and the notes related thereto, are attached as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Mauldin & Jenkins, LLC.

99.1	Audited consolidated financial statements of Athens Bancshares Corporation as of and for the year ended December 31, 2017 and December 31, 2016, and the notes related thereto (incorporated by reference to Amendment No. 1 to CapStar Financial Holdings, Inc.’s Registration Statement on Form S-4 filed with the SEC on July 24, 2018).

99.2	Unaudited consolidated financial statements of Athens Bancshares Corporation as of June 30, 2018 and for the three and six months ended June 30, 2018 and June 30, 2017, and the notes related thereto.

99.3	Unaudited pro forma combined consolidated financial information of CapStar Financial Holdings, Inc. and Athens Bancshares Corporation as of and for the year ended December 31, 2017, and the notes related thereto (incorporated by reference to Amendment No. 1 to CapStar Financial Holdings, Inc.’s Registration Statement on Form S-4 filed with the SEC on July 24, 2018).

99.4	Unaudited pro forma combined consolidated financial information of CapStar Financial Holdings, Inc. and Athens Bancshares Corporation as of and for the six months ended June 30, 2018, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Name:	Robert B. Anderson
Title:	Chief Financial Officer and
Chief Administrative Officer

Date: October 31, 2018